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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): June 24, 2003


                           --------------------------


                            ARROW INTERNATIONAL, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)




        Pennsylvania                  0-20212                    23-1969991
----------------------------      ----------------             --------------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
     of Incorporation)              File Number)             Identification No.)



  2400 Bernville Road, Reading, Pennsylvania                         19605
----------------------------------------------                     ----------
   (Address of Principal Executive Offices)                        (Zip Code)



       Registrant's Telephone Number, Including Area Code: (610) 378-0131
                                                           --------------

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                            ARROW INTERNATIONAL, INC.


Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits


        (c)  Exhibits


Exhibit Number     Description
--------------     -----------

99.1 Press release dated June 24, 2003 issued by Arrow International, Inc. (the "Registrant").

99.2 Additional information regarding the Registrant's financial results for the nine month period ended May 31, 2003.

Item 9. Regulation FD Disclosure

The following information is being furnished pursuant to Item 12. "Results of Operations and Financial Condition" of Form 8-K in accordance with Securities and Exchange Commission Release No. 34-47583.

On June 24, 2003, the Registrant issued a press release announcing its financial results for the third fiscal quarter ended May 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in the last sentence of the third paragraph on page 4 of the press release inadvertently contained an error with respect to the Registrant's estimated net cash provided by operating activities for the nine months ended May 31, 2003. The sentence with the corrected information should read as follows: "Net cash provided by operating activities for the nine months ended May 31, 2003 was estimated to be $65.8 million compared to $56.1 million for the nine months ended May 31, 2002.

Also on June 24, 2003, the Registrant held a meeting with investors and financial analysts in New York City, at which the Registrant made a presentation that included, among other things, additional information regarding the Registrant's net cash provided by operating activities for the nine month periods ended May 31, 2003 and 2002, respectively. A copy of this additional information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Form 8-K is being furnished under Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such a filing.

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                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ARROW INTERNATIONAL, INC.




Date: July 1, 2003                          By:  /s/ Frederick J. Hirt
                                                --------------------------------

                                                Frederick J. Hirt
                                                Chief Financial Officer and
                                                Vice President-Finance
                                                (Principal Financial Officer and
                                                Chief Accounting Officer)


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

                                  EXHIBIT INDEX

EXHIBIT      DESCRIPTION
NUMBER       OF EXHIBIT                                             METHOD OF FILING
------       ----------                                             ----------------

99.1         Press Release dated June 24, 2003, issued by Arrow     Furnished herewith.
             International, Inc.

99.2         Additional information regarding the Registrant's      Furnished herewith.
             financial results for the nine month period ended
             May 31, 2003.


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